SUPPLEMENT DATED DECEMBER 17, 2012
TO THE PROSPECTUS FOR
PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE II
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II
AND
PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME II
DATED MAY 1, 2012

This supplement updates information in the prospectus dated May 1, 2012, for each of the variable life insurance policies referenced above (the “Policies”), each of which is issued by Principal Life Insurance
Company. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

TABLE OF SEPARATE ACCOUNT DIVISIONS

AllianceBernstein Small Cap Growth Division

Effective after February 1, 2013, this division will be closed as an investment option to Policy owners who purchase their Policy after that date. If you are an existing Policy owner as of that date, you may continue to allocate policy value to this division in accordance with your Policy’s prospectus.